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                             Janus Investment Fund
                               Janus Olympus Fund
                                Janus Orion Fund

                         Supplement dated July 11, 2006
                      to Currently Effective Prospectuses

At a special meeting held on July 5, 2006, the Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization, which provides for the merger of Janus Olympus Fund into Janus Orion Fund (the "Merger"). The proposed Agreement and Plan of Reorganization (the "Plan") is subject to approval by shareholders of Janus Olympus Fund at a Special Meeting of Shareholders to be held on October 2, 2006 (or any adjournments or postponements thereof).

If shareholders of Janus Olympus Fund approve the Plan, Janus Olympus Fund will transfer its assets and liabilities to Janus Orion Fund in exchange for shares of Janus Orion Fund. As of the effective date of the Merger, shareholders of Janus Olympus Fund will receive shares of Janus Orion Fund equal in value to their then current holdings in Janus Olympus Fund. The Merger is expected to be effective on or about October 20, 2006. After the Merger is complete, Janus Olympus Fund will be liquidated.

Effective at the close of trading on July 14, 2006, Janus Olympus Fund will be closed to new investors pending approval of the Merger. Existing Janus Olympus Fund shareholders may continue to purchase shares in their existing accounts until at least the date of shareholder approval.

Janus Olympus Fund shareholders as of July 14, 2006 will receive the Proxy Statement/Prospectus providing notice of the Special Meeting of Shareholders and details regarding the Merger. If you purchased shares of Janus Olympus Fund through a financial intermediary, your financial intermediary will generally be forwarding these materials to you and requesting your vote. The Proxy Statement/ Prospectus will also be available on the SEC's website at www.sec.gov and at janus.com or by calling Janus at 1-877-33JANUS.